RIVERNORTH CAPITAL AND INCOME FUND, INC.
ANNOUNCES TRANSFERABLE RIGHTS OFFERING

West Palm Beach, FL– May 14, 2025 – RiverNorth Capital and Income Fund, Inc. (NYSE: RSF) (the “Fund”) announces that its Board of Directors (the “Board”) has authorized and set the terms of an offering to the Fund’s common stockholders of rights to purchase additional shares of common stock of the Fund.

In this offering, the Fund will issue transferable subscription rights (“Rights”) to its common stockholders of record as of June 3, 2025 (the “Record Date” and such stockholders, “Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock of the Fund (the “Primary Subscription”). Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. For every three Rights held, a holder of Rights may buy one new share of common stock of the Fund. Record Date Stockholders who exercise their Rights will not be entitled to distributions payable during June 2025 on shares issued in connection with the Rights Offering, but they will be entitled to distributions payable during July 2025 on these shares. The Rights are expected to be listed and tradable on the New York Stock Exchange (“NYSE”) under the ticker: RSF.RT.

Record Date Stockholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those shares of common stock that are not purchased by other Record Date Stockholders.

The subscription price per share of common stock will be determined based upon a formula equal to 90% of the reported net asset value or 95% of the market price per share of common stock, whichever is higher on the Expiration Date (as defined below). Market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date. The subscription period will expire on July 7, 2025, unless extended by the Board (the “Expiration Date”).

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC but has not been filed as of the date of this release. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

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RiverNorth Capital and Income Fund, Inc.

The investment objective of the Fund is to seek a high level of current income. Fund had approximately $53.4 million of net assets and 3.3 million shares of common stock outstanding as of April 30, 2025.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus, annual report and semi-annual report.

Past performance is no guarantee of future results.

See the Prospectus for a more detailed description of Fund risks.

The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. If the borrower of Alternative Credit (as defined below) in which the Fund invests is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under collateralized, and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. Substantially all of the Alternative Credit in which the Fund invests will not be guaranteed or insured by a third party. In addition, the Alternative Credit Instruments in which the Fund may invest will not be backed by any governmental authority. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status (as applicable) to the lending platforms. As a general matter, platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the platforms, including their intentions for the use of the loan proceeds. Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify "junk" bonds (i.e., below investment grade securities). Accordingly, the Fund’s unrated Alternative Credit Instrument investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment. Although the Fund is not permitted to invest in loans that are of subprime quality at the time of investment, an investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of loss of investment. There can be no assurance that payments due on underlying loans, including Alternative Credit, will be made.

Diversification does not ensure a profit or a guarantee against loss.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus and most recent periodic reports contain this and other important information about the investment company and may be obtained by visiting rivernorth.com/literature or by calling 844.569.4750. Read the Prospectus carefully before investing.

RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC (“RiverNorth”) is an independent investment manager and closed-end fund expert specializing in opportunistic strategies and structures built to exploit market inefficiencies. Founded in 2000, RiverNorth manages $5.0 billion1 of assets in registered funds, private funds and separately managed accounts.

Investor Contact

Investor Contact

RiverNorth CEF Investor Relations

800-646-0148, Option 1

CEF@rivernorth.com

[1]	As of March 31, 2025. Firm AUM reflects Managed Assets which includes the effects of leverage and investments in affiliated funds.

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